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                                                                    EXHIBIT 10.1

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                     THE TRANSFERABILITY OF THIS WARRANT IS
                       RESTRICTED AS PROVIDED IN SECTION 2

No. __                                                         February 19, 2002


                           AUTHENTIDATE HOLDING CORP.
                          COMMON STOCK PURCHASE WARRANT

         For good and valuable consideration, the receipt of which is hereby acknowledged by AUTHENTIDATE HOLDING CORP., a Delaware corporation (the "Company"), ____________ is hereby granted the right to purchase, at any time from August 19, 2002 until 5:00 P.M., New York City time, on October 1, 2004 (the "Warrant Exercise Term"), up to ______________________ (______) fully-paid and non-assessable shares of the Company's Common Stock, $.00l par value per share ("Common Stock").

         This Warrant is exercisable at a per share price of $2.00 (the "Exercise Price"), subject to adjustment as provided in Section l hereof, payable in cash or by certified or official bank check in New York Clearing House funds. Upon surrender of this warrant certificate with the annexed Subscription Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased at the Company's principal executive offices (presently located at 2165 Technology Drive, Schenectady, New York 12308) the registered Holder of the Warrant ("Holder") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the "Warrant Shares").

                  l.       Exercise of Warrant

                           1.1      The purchase rights represented by this
Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver a new Warrant of
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like tenor for the balance of the shares of Common Stock purchasable hereunder.

                           1.2      The issuance of certificates for shares of
Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                           1.3      Stock Dividends, Subdivisions,
Reclassifications or Combinations. If the Corporation shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

                           1.4      Consolidation, Merger, Sale or Conveyance.
In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary), or in case of sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange whereby the Common Stock is converted into other securities or property, the Company will be required to make appropriate provision so that the Holder will have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such consolidation, merger, sale, transfer or share exchange.

                           1.5      The Company covenants that it will at all
times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

                           1.6      Cashless Exercise. At any time during the
Warrant Exercise Term, the Holder may, at its option, exchange the Warrants represented by such Holder's Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-


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assessable Warrant Shares determined in accordance with this Section 1.6, by surrendering such Warrant Certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrants (the "Total Share Number") to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the balance of the Warrant Shares remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire (I) the number of Warrant Shares (rounded to the next highest integer) equal to (A) the Total Share Number less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Share Number and the then current Exercise Price per Warrant Share by (ii) the current Market Price (as hereafter defined) of a share of Common Stock.

                  As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the Nasdaq National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding the Exchange Date.

                  2.       Restrictions on Transfer

                  The Holder acknowledges that he has been advised by the Company that this Warrant and the shares of Common Stock (the "Warrant Shares") issuable upon exercise thereof (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Warrant is being issued, and the shares issuable upon exercise of the Warrant will be issued, on the basis of the statutory exemption provided by section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the Holder contained herein. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall


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not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities except as may otherwise be provided herein, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. The Holder represents and warrants that he has acquired this Warrant and will acquire the Securities for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the securities shall bear the following legend:

         "These securities have not been registered under the Securities Act of 1933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion of counsel to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

                  3.       Exchange and Replacement of Warrant Certificates.

                  This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof and any such lost, stolen, destroyed or mutilated warrant shall thereupon become void.

                  4.       Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of the shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock.

                  5.       Rights of Warrant Holders.


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                  Nothing contained in this Agreement shall be construed as
conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

                  6.       Miscellaneous

                           6.l      All the covenants and agreements made by the
Company in this Warrant shall bind its successors and assigns.

                           6.2      No recourse shall be had for any claim based
hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                           6.3      No course of dealing between the Company and
the Holder hereof shall operate as a waiver of any right of any Holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.

                           6.4      This Warrant may be amended only by a
written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

                           6.5      All communications provided for herein shall
be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the Holder of this Warrant, to the address shown on the books of the Company; and if to the Company, to 2165 Technology Drive, Schenectady, New York 12308, attention: Office of the President, or to such other address as the Company may advise the Holder of this Warrant in writing. Notices shall be deemed given when mailed.

                           6.6      The provisions of this Warrant shall in all
respects be constructed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York. This Warrant shall be deemed a contract made under the laws of the State of New York and the validity of this Warrant and all rights and liabilities hereunder shall be determined under the laws of said State.

                           6.7      The headings of the Sections of this Warrant
are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.


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         IN WITNESS WHEREOF, AUTHENTIDATE HOLDING CORP. has caused this Warrant to be executed in its corporate name by its officer, and its seal to be affixed hereto.


Dated:   February 19, 2002
         Schenectady, New York

                                           AUTHENTIDATE HOLDING CORP.


                                           By:
                                              _____________________________
                                                    John T. Botti
                                                    President


ATTEST:


___________________________
Secretary








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SUBSCRIPTION FORM

TO:      Authentidate Holding Corp.
         2165 Technology Drive
         Schenectady, New York 12308

         The undersigned Holder hereby irrevocably elects to exercise the right to purchase shares of Common Stock covered by this Warrant according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares.

         Kindly deliver to the undersigned a certificate representing the Shares.

INSTRUCTIONS FOR DELIVERY

Name:  ____________________________________________________________
                  (please typewrite or print in block letters)

Address: __________________________________________________________

Tax I.D. No. or Social Security No.: ______________________________

Dated: _________________________


Signature ________________________________

STATE OF ___________)
COUNTY OF __________) ss:

         On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

                                           _____________________________
                                           Notary Public


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                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto _________________________________________________________________

________________________________________________________________________________

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein,

and does hereby irrevocably constitute and appoint _________________ , Attorney,

to transfer the within Warrant Certificate on the books of AUTHENTIDATE HOLDING

CORP, with full power of substitution.

Dated: _________________________           Signature: __________________________

                                                ________________________________
                                                (Signature must conform in all
                                                respects to name of holder as
                                                specified on the face of the
                                                Warrant Certificate)


_______________________________________

_______________________________________
(Insert Social Security or Other
Identifying Number of Assignee)

STATE OF ___________)
COUNTY OF __________) ss:

         On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

                                                _____________________________
                                                Notary Public


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